Innealta Capital Tactical Fixed Income Fund

Class A Shares (Symbol: YLDAX)

Class I Shares (Symbol: YLDIX)

Class N Shares (Symbol: YLDNX)

Summary Prospectus May 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 31, 2015, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.innealtafunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our web-site, www.innealtafunds.com or by calling 1-855-USE-ETFS or by sending an email request to innealtafunds@afamcapital.com.

Investment Objective. The investment objective of the Innealta Capital Tactical Fixed Income Fund (the “Fund”) is to seek risk adjusted total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 10 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	1.00%(1)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%	0.49%	0.49%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	0.00%
Other Expenses	6.22%	8.54%	9.45%
Acquired Fund Fees and Expenses (2)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	7.06%	9.38%	10.04%
Fee Waiver/Expense Reimbursement	(5.98)%	(8.30)%	(9.21)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.08%	1.08%	0.83%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	This number represents an estimate for the Fund’s current fiscal year of the combined total fees and operating expenses of underlying funds owned by the Fund and would not be a direct expense incurred by the Fund or deducted from Fund assets.
(3)	Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the Innealta Capital division) (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation ) for the Fund do not exceed 0.98%, 0.98% and 0.73% ,of the Fund’s average net assets, for Class A, Class N and Class I shares, respectively, through April 30, 2016. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund in future years for any fees waived or expenses absorbed by the Adviser on a rolling three year basis, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$679	$2,033	$3,333	$6,354
Class N	$110	$1,975	$3,680	$7,332
Class I	$85	$2,072	$3,865	$7,612

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of the portfolio.

Principal Investment Strategies. The Fund operates as a fund of funds, investing primarily in exchange-traded funds (“ETFs”). Under normal market conditions, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes), in ETFs and exchange traded notes (“ETNs”) that track fixed income indices. The Fund may invest in ETFs and ETNs representing a wide spectrum of fixed income sectors and whose underlying fixed income investments may include, but are not limited to, fixed income securities issued by governments, government agencies, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets (including foreign developed and emerging markets) as well as asset-backed securities. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade (i.e., “junk bonds”) or that are in default. The Fund may also invest in leveraged, inverse and inverse-leveraged ETFs. Inverse ETFs seek investment results that are the opposite of the daily performance of an underlying index or basket of stocks. Leveraged ETFs seek investment results that are the underlying index or basket of stock’s performance times the stated multiple in the ETF’s objective. Should the Fund change its policy of investing at least 80% of its assets (net assets, plus borrowing for investment purposes) in the type of investment suggested by its name (fixed income investments), it will provide shareholders at least 60 days' notice prior to making the change.

The Fund’s quantitative investment approach aims to maximize expected total return in the context of various risks across a wide spectrum of fixed income sectors. The process starts with the collection of daily information of constituent fixed income sectors (e.g. price, yield and duration, among other relevant detail). This enables the close monitoring of the various fixed income sectors as represented within the ETF space. This information is then incorporated into a quantitative framework that the Adviser utilizes to allocate fund assets to specific fixed income exposures, while seeking to control for both risk and yield at the portfolio level. The Adviser reviews the portfolio as frequently as necessary in order to help capitalize on potential investment opportunities as they arise, but no less frequently than on a quarterly basis.

The Fund may also lend its portfolio securities to broker-dealers and banks to earn additional income.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

  General Risks. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.
  Exchange-Traded Funds Risk. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.
  Exchange-Traded Notes Risk. Exchange-traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. There are a number of risks associated with ETNs, including: credit risk, market risk, liquidity risk, price-tracking risk, holding-period risk, conflicts of interest as well as call, early redemption and acceleration risk.
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  Fixed Income Securities Risk. When the Fund invests in ETFs that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.
  High Yield Risk. The Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.
  Interest Rate Risk. The risks associated with the Fund include interest rate risk, which means that the prices of the Fund’s investments are likely to fall if interest rates rise.
  Credit Risk. An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
  Prepayment Risk. Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.
  Foreign Risk. To the extent the Fund invests in foreign securities by investing in ETFs that hold foreign securities, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.
  Foreign Securities and Currency Risk. The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. These risks may be greater in emerging markets and in less developed countries.
  Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
  Leveraged, Inverse and Inverse-Leveraged ETF Risk. If you invest in the Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs. To the extent the Fund invests in ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds. In addition, the ETFs held by the Fund may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. The use of leverage may exaggerate changes in an ETF’s share price and the return on its investments. Accordingly, the value of the Fund’s investments in ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified. As a result of compounding, inverse and leveraged ETFs often have a single day investment objective. An inverse ETF’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the ETF’s objective. Similarly, a leveraged ETF’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the ETF’s objective. This effect becomes more pronounced for these types of ETFs as market volatility increases. Investments by the Fund in inverse and leveraged ETFs may magnify changes in the Fund’s share price and thus result in increased volatility of returns. These types of investments may prevent the Fund from achieving its investment objective.
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  Fund of Funds Risk. The Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.
  Limited Operating History Risk. The Fund is new and has a limited history of operation. Accordingly, an investment in the Fund entails a high degree of risk. There can be no assurance that the Fund and the Adviser will achieve the Fund’s investment objective.
  Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.
  Securities Lending Risk. The Fund may lend its securities to broker-dealers, banks, and other institutions to earn additional income. Risks of lending securities include the potential insolvency of the broker-dealer, lending agent, or borrower which could result in the Fund experiencing both delays in liquidating the loan collateral or recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that do not perform as well as expected.

Performance. Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling the Fund toll-free at 1-855-USE-ETFS.

Investment Adviser. AFAM Capital, Inc. (the Innealta Capital division) serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Manager. The following serves as the Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Fund Since:
Gerald W. Buetow, JR., Ph.D., CFA	Chief Investment Officer and Portfolio Manager of the Adviser	March 2014

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Innealta Capital Tactical Fixed Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130), or by telephone at 1-855-USE-ETFS. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $100,000, $5,000 and $5,000 for Class I and Class A and Class N, respectively, with a minimum subsequent investment of $1,000 for Class, A and Class N Shares. There is no minimum subsequent investment amount for Class I shares. The Fund may waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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